Exhibit 10.1

FIFTH AMENDMENT TO EMPLOYMENT AGREEMENT

This FIFTH AMENDMENT TO EMPLOYMENT AGREEMENT (the “Fifth Amendment” or this “Amendment”) is made as of March 11, 2020 (the “Effective Date”), by and between First Foundation Inc., a Delaware corporation and First Foundation Bank (“FFB”), a California corporation (collectively the “Employer”), and Scott F. Kavanaugh (“Executive”), with reference to the following:

RECITALS

WHEREAS, Employer and Executive are parties to that certain Employment Agreement dated as of December 31, 2009, as amended by that certain First Amendment to Employment Agreement dated as of December 28, 2012, that certain Second Amendment to Employment Agreement dated as of August 31, 2013, that certain Third Amendment to Employment Agreement dated as of January 26, 2016, and that certain Fourth Amendment to Employment Agreement dated as of February 7, 2018 (as amended, the “Employment Agreement”).

WHEREAS, FFB conducts a banking business and is a wholly-owned subsidiary of First Foundation Inc. (“Parent”), which, through its subsidiaries (collectively “Affiliates”), provides commercial banking, investment management, wealth management, advisory services, trust services and other financial services to the public.

WHEREAS, Employer and Executive desire to amend the Employment Agreement in the manner and to the extent set forth hereinafter.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, and with the intent to be legally bound hereby, Employer and Executive agree as follows:

1.Amendment to Section 4.  The second sentence of Section 4 of the Employment Agreement is hereby amended to read in its entirety as follows:

“The expiration date of the Term of the Agreement is hereby extended to December 31, 2022.”

2. Except as otherwise provided herein, capitalized terms used in this Amendment shall have the definitions set forth in the Employment Agreement.

3.Except as expressly modified hereby, all terms, conditions and provisions of the Employment Agreement shall continue in full force and effect.

IN WITNESS WHEREOF, this Agreement has been executed by Employer and by Executive as of the Effective Date.

Signature page follows

EMPLOYER:

FIRST FOUNDATION BANKFIRST FOUNDATION INC.

By:   /s/ D. DEPILLOBy: /s/ D. DEPILLO

Name:    David DePilloName: David DePillo

Title:      President Title: President

EXECUTIVE:

/s/ S. KAVANAUGH

Name:   Scott F. Kavanaugh

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